Residential REIT ETF

SCHEDULE OF INVESTMENTS at October 31, 2023 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (1) - 99.9%
REITS - Apartments - 75.0%
American Homes 4 Rent - Class A	4,060	$132,924
Apartment Income REIT Corp.	4,534	132,438
Apartment Investment and Management Co.	22,660	132,788
AvalonBay Communities, Inc.	797	132,095
BRT Apartments Corp.	8,209	133,232
Camden Property Trust	1,553	131,819
Centerspace	2,703	131,312
Elme Communities	10,369	132,308
Equity Residential	2,398	132,681
Essex Property Trust, Inc.	618	132,203
Independence Realty Trust, Inc.	10,705	132,635
Invitation Homes, Inc.	4,453	132,210
Mid-America Apartment Communities, Inc.	1,117	131,973
NexPoint Residential Trust, Inc.	5,009	135,193
UDR, Inc.	4,155	132,170
		1,987,981
REITS - Diversified - 10.0%
UMH Properties, Inc.	9,579	132,286
Veris Residential, Inc. (2)	9,865	132,092
		264,378
REITS - Health Care - 2.0%
CareTrust REIT, Inc.	1,235	26,578
Welltower, Inc.	315	26,337
		52,915
REITS - Management & Service - 1.0%
Tricon Residential, Inc.	3,989	26,447

REITS - Manufactured Homes - 9.9%
Equity LifeStyle Properties, Inc.	2,001	131,666
Sun Communities, Inc.	1,190	132,376
		264,042
REITS - Storage - 2.0%
Extra Space Storage, Inc.	255	26,415
Public Storage	111	26,497
		52,912
Total Real Estate Investment Trusts
(Cost $3,251,208)		2,648,675

Short-Term Investments - 1.5%
Money Market Funds - 1.5%
First American Government Obligations Fund, Class X, 5.276% (3)	39,876	39,876
Total Short-Term Investments
(Cost $39,876)		39,876

Total Investments In Securities - 101.4%
(Cost $3,291,084)		2,688,551
Liabilities in Excess of Other Assets - (1.4)%		(37,346)
Total Net Assets - 100.0%		$2,651,205

REIT	Real Estate Investment Trust
(1)	Grouped by Bloomberg Sector Categories.
(2)	Non-income producing security.
(3)	The rate shown is the annualized seven-day effective yield as of October 31, 2023.

Summary of Fair Value Exposure at October 31, 2023 (Unaudited)

The Residential REIT ETF (the “Funds”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts (1)	$2,648,675	$—	$—	$2,648,675
Short-Term Investments	39,876	—	—	39,876
Total Investments in Securities	$2,688,551	$—	$—	$2,688,551

(1) See Schedule of Investments for industry breakout.